UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 7, 2020

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Vice President and Chief Accounting Officer Retirement

David Johnson, Dynavax Technologies Corporation’s (the “Company”) Vice President and Chief Accounting Officer (Principal Accounting Officer), intends to retire from the Company, effective May 15, 2020.

Principal Accounting Officer appointment

Justin Burgess, the Company’s Controller, has been appointed as the Company’s Principal Accounting Officer, effective as of Mr. Johnson’s retirement on May 15, 2020.

Mr. Burgess joined the Company in 2012 and has served as Controller since May 2017. Throughout his time at the Company, Mr. Burgess has held a variety of positions with increasing responsibility within corporate finance, including Assistant Controller from December 2013 until his promotion to Controller in May 2017. Prior to joining the Company, Mr. Burgess was an audit manager at KPMG from 2006 to 2012. Mr. Burgess holds a Bachelor of Science Degree in Business Administration with an emphasis in Accounting from California State University Bakersfield and is a Certified Public Accountant.

In connection with his appointment as the Company’s Principal Accounting Officer, Mr. Burgess will be granted an award of 6,000 restricted stock units which fully vest upon the second anniversary following their grant date. The Company intends to enter into its standard form of indemnification agreement with Mr. Burgess. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.19 to its Form 10-K filed on March 11, 2020. The Company also intends to enter into its standard form of Management Continuity and Severance Agreement (“MCSA”) with Mr. Burgess, except that upon a change of control termination, Mr. Burgess will receive a lump-sum cash payment equal to nine-months of his then-effective annual salary, and 75% of his target variable cash compensation. A form of the MCSA was previously filed by the Company with its Current Report on Form 8-K filed on April 19, 2016 (No. 001-34207).

Mr. Burgess was not appointed as the Company’s Principal Accounting Officer pursuant to any arrangement or understanding with any other person. Mr. Burgess does not have any family relationships with any executive officer or director of the Company and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: May 11, 2020	By:	/s/ MICHAEL OSTRACH
Michael Ostrach
Senior Vice President